UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2007 (January 31, 2007)

IRISH MAG, INC.
(Exact name of registrant as specified in its charter)

Florida	333-132119	59-1944687
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Unit D, Block 2, Tian An Cyber Park
Chengongmiao, Shenzhen, Guangdong, 518040
People’s Republic of China
(Address of principal executive offices)

Registrant's telephone number, including area code: (+86) 755 -8835-2899

646 First Avenue South, St. Petersburg, Florida 33701
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Securities Purchase Agreement and Amendment No. 1 to Securities Purchase Agreement

On January 17, 2007, Irish Mag, Inc. (the “Company”) reported its entry on January 16, 2007 into a securities purchase agreement (“Securities Purchase Agreement”) with two accredited investors led by Pinnacle China Fund, L.P. (the “Investors”), pursuant to which, the Company agreed to issue and sell to the Investors up to 7,868,422 shares (the “Shares”) of the Company’s common stock equaling 19.96% of the issued and outstanding capital stock of the Company, for a purchase price, in the aggregate, of up to $14,950,001.80 or $1.90 per share, half of which are to be issued for one-half of the aggregate purchase price on or before January 31, 2007 (the “First Closing”) and the remaining half of which are to be issued for the balance of the aggregate purchase price on or before April 30, 2007 (the “Second Closing”).

On January 31, 2007, the parties entered into Amendment No. 1 to the Securities Purchase Agreement (the “Amendment”) pursuant to which the Company additionally represents and warrants that, except for one contract, Shenzhen iASPEC Software Engineering Company Limited (“iASPEC”), a company also controlled by the Company’s controlling stockholder, Jiang Huai Lin, does not require a certain governmental permit to perform under the Amended Turnkey Agreement discussed below and Bo Hai Wen Technology (Shenzhen) Company Limited (“Bo Hai Wen”), the Company’s indirect Chinese subsidiary has all the necessary permits to perform its obligations and its performance of the services under the Amended Turnkey Agreement does not conflict with or violate any laws or regulations of the People’s Republic of China (the “PRC” or “China”). In addition, the parties provided for a payment of liquidated damages to each of the Investors, equal to the amount of each Investor’s pro rata share of the purchase price for the Shares actually purchased, if (a) any government agency of the PRC takes any action that materially or adversely affects the restructuring transactions discussed below and (b) the Company cannot undo such government action or otherwise address such material adverse effect to the reasonable satisfaction of the Investors within 60 days of such occurrence.

On January 31, 2007, the parties also consummated the First Closing of the Securities Purchase Agreement, as amended. For details regarding the Securities Purchase Agreement please see the current report on Form 8-K filed by the Company on January 17, 2007 and the Securities Purchase Agreement attached thereto as Exhibit 10.1 and incorporated herein by reference. A copy of Amendment No.1 to the Securities Purchase Agreement is attached to this report as Exhibit 10.2.

Registration Rights Agreement

On January 31, 2007, as a condition to the First Closing of the Securities Purchase Agreement, the Company and the Investors also entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company is obligated to register the Shares within a pre-defined period. Under the terms of the Registration Rights Agreement, the Company is obligated to a file registration statement under the Securities Act of 1933 on Form SB-2 or on Form S-3 (if the Company is eligible) covering the resale of the Shares and any other shares of common stock issued to the Investors under the Securities Purchase Agreement. The Company is also obligated to file separate registration statements on Form SB-2 or on Form S-3 (if the Company is eligible) covering the resale of any 2007 and 2008 make good shares (as described below) delivered to the Investors. If the Company does not register the Shares and any make good shares in a timely manner or fails to maintain such registration once effective, then the Investors are entitled to partial liquidated damages equal to 1.0% of the aggregate contribution of each Investor up to a maximum of 10% of the aggregate amount contributed by all Investors combined. The Registration Rights Agreement also gives the Investors customary piggyback registration rights. The Registration Rights Agreement is attached hereto as Exhibit 4.1.

Make Good Escrow Agreement

Also in connection with the First Closing of the Securities Purchase Agreement, on January 31, 2007, Jiang Huai Lin, the Company’s majority stockholder, entered into an escrow agreement (the “Make Good Escrow Agreement”) with the Investors, pursuant to which Mr. Lin agreed to certain “make good” provisions in the event that the Company did not meet certain income thresholds for fiscal years 2007 and 2008 discussed in the Securities Purchase Agreement. Pursuant to the Make Good Escrow Agreement, Mr. Lin established an escrow account and delivered to the escrow agent certificates evidencing 7,894,736 shares of the Company’s Common Stock held by him (the “Make Good Shares”) along with blank stock powers, to be held for the benefit of the Investors. Mr. Lin agreed that if the after tax net income (ATNI) for the Company’s 2007 fiscal year is less than $12.5 million, then he will transfer to the Investors, on a pro rata basis, 3,947,368 shares of the Company’s common stock that are currently owned by him within 10 business days after the Company’s annual report on Form 10-KSB is filed for the 2007 fiscal year. Furthermore, if either the Company’s ATNI for the 2008 fiscal year is less than $21 million or the Company’s earnings per share for the same period is less than $0.480 on a fully diluted basis, then Mr. Lin agrees to transfer to the Investors, on a pro rata basis, an additional 3,947,368 shares of the Company’s common stock that are currently owned by him within 10 business days after the Company’s annual report on Form 10-KSB is filed for the 2008 fiscal year. Mr. Lin’s obligation to transfer the Make Good Shares will continue to apply to each of the Investors, even if such Investor has transferred or sold all or any portion of its securities, and each of the Investors will have the right to assign its rights to receive a pro rata portion of the Make Good Shares in conjunction with negotiated sales or transfers of any of its securities. If the First Closing occurs, but the Second Closing does not occur, then the number of the Make Good Shares will be reduced by one-half. The parties also agreed that for purposes of determining whether or not the 2007 guaranteed ATNI, the 2008 guaranteed EPS or the 2008 guaranteed ATNI have been achieved, the release of the Make Good Shares to Jiang Huai Lin as a result of the operation of the Make Good Agreement shall not be deemed to be an expense, charge, or other deduction from revenues even though GAAP may require contrary treatment. The Make Good Escrow Agreement will terminate upon the distribution of all the Make Good Shares. The company expects to achieve gross revenues of approximately $27 million and $45 million in fiscal years 2007 and 2008, respectively, to support achievement of these “make-good” net income targets. The Make Good Escrow Agreement is attached hereto as Exhibit 10.3.

Lockup Agreement

In connection with the First Closing of the Securities Purchase Agreement, Mr. Lin, the controlling stockholder of the Company and its Chief Executive Officer and Chairman, and an entity under his control, entered into a lockup agreement with the Company, pursuant to which, he and such entity agreed not to transfer any of his or its capital stock in the Company for a one year period following the effective date of a registration statement covering the Shares (the “Lockup Period”). The Company will instruct its transfer agent to place a stop transfer order on all registered shares during the Lockup Period. The Lockup Agreement is attached hereto as Exhibit 10.4.

Restructuring Transactions

Background

On January 17, 2006, Mr. Lin formed China Public Security Holdings Limited (“CPST BVI”) and on June 23, 2006, CPST BVI formed Bo Hai Wen. On October 6, 2006, Mr. Lin sold all of the issued and outstanding capital stock of CPST BVI to the Company for $50,000 (the “BVI Stock Sale Transaction”).

On October 16, 2006, Mr. Lin and Bo Hai Wen entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), pursuant to which, on November 9, 2006, Mr. Lin caused iASPEC to transfer to Bo Hai Wen (a) RMB 14,000,000 or approximately US$1,750,000 in cash and (b) all of iASPEC’s accounts receivable as of August 31, 2006, valued at RMB 27,286,172 or approximately US$3,410,771. In exchange for causing iASPEC to transfer the cash payment and the accounts receivable, Bo Hai Wen transferred to Mr. Lin 8,601,286 shares of the Company’s Common Stock (“the SPA Shares”).

On October 20, 2006, iASPEC and Bo Hai Wen entered into a software license agreement (Software License Agreement), pursuant to which, on November 13, 2006, iASPEC transferred to Bo Hai Wen the right to use certain software owned by iASPEC in exchange for 16,898,714 shares of the Company’s Common Stock (the “Software Shares”). These shares were issued to the iASPEC stockholders, including Mr. Lin.

On October 9, 2006, Bo Hai Wen entered into a Business Turnkey Agreement (the “Turnkey Agreement”) with iASPEC. The Turnkey Agreement contained the terms and provisions governing the future cooperation between iASPEC and Bo Hai Wen whereby Bo Hai Wen would provide outsourcing services to iASPEC customers in exchange for revenues generated by such customers.

Rescission; Termination and Share Exchange Agreement

As a condition to the First Closing of the Securities Purchase Agreement, on January 31, 2007, the Company entered into a Rescission; Termination and Share Exchange Agreement with Bo Hai Wen, CPST BVI, iASPEC and the shareholders of iASPEC who are signatories thereto, including Mr. Lin (the “Restructuring Agreement”), pursuant to which, the parties agreed to simultaneously restructure the arrangements provided for by the Stock Purchase Agreement and the Software License Agreement.

Specifically, the parties agreed to take the following steps:

•	Rescind the BVI Stock Sale Transaction whereby Mr. Lin returns the US$50,000 purchase price for the BVI CPST shares purchased by the Company and the Company returns the BVI CPST shares to Mr. Lin;

•	Terminate the Software License Agreement resulting in the cancellation of Bo Hai Wen’s software license and the return of the Software Shares to company; and

•	Terminate the Stock Purchase Agreement resulting in the return to iASPEC of the cash payment and rights to accounts receivable received by Bo Hai Wen and the cancellation of the SPA Shares.

•	Mr. Lin simultaneously exchanged all the shares of CPST BVI for 25,500,000 shares of the Company’s Common Stock, an amount equaling the sum of the cancelled Software Shares and the SPA Shares.

The Restructuring Agreement is attached hereto as Exhibit 10.5. Also attached hereto as Exhibit 99.1 are flow charts showing the prior arrangements and the restructured arrangements of the Company.

Amended and Restated Business Turnkey Agreement

As a condition to the First Closing of the Securities Purchase Agreement, on January 31, 2007, the Company also simultaneously amended and restated the Turnkey Agreement by entering into an Amended and Restated Turnkey Agreement with Bo Hai Wen, iASPEC and the shareholders of iASPEC party thereto, including Mr. Lin (the “Amended Turnkey Agreement”). The Amended Turnkey Agreement provides for an exclusive subcontracting arrangement whereby iASPEC, as master contractor and systems integrator with various licenses and permits, exclusively engages Bo Hai Wen as its subcontractor to provide iASPEC with certain outsourcing services (to the extent that those services do not violate any special governmental permits held by iASPEC and do not involve the transfer of any sensitive confidential governmental or other data). Furthermore, under the terms of the Amended Turnkey Agreement, iASPEC, re-grants to Bo Hai Wen the software license that was being held by Bo Hai Wen under the now terminated Software License Agreement and iASPEC licenses back from Bo Hai Wen certain technology in connection with the performance by iASPEC of its customer contracts.

The Amended Turnkey Agreement provides for a revenue sharing arrangement whereby Bo Hai Wen will receive (a) 90% of the revenues actually received by iASPEC from servicing contracts involving any iASPEC business in which the existing and future laws of the PRC does not permit foreign entity to engage and (b) 100% of the revenues actually received by iASPEC from servicing contracts involving any other iASPEC business. However, Bo Hai Wen will be responsible for its own costs in providing these services and will be responsible to pay iASPEC $180,000 per year.

The Amended Turnkey Agreement also contains the provisions summarized below.

•
Covenants: The parties agreed to various covenants in the Amended Turnkey Agreement. Among other things, these covenants impose obligations on iASPEC to submit quarterly and annual financial reports to Bo Hai Wen, to establish firewalls and other physical and documentary safeguards to ensure that the services provided by Bo Hai Wen do not violate any PRC laws, not disclose any confidential information to Bo Hai Wen that would violate such laws, violate any binding obligation of iASPEC or jeopardize iASPEC’s Qualification Permit for computer Information System Integration Involving State Secrets.

•
Liquidated Damages and Shareholder Guarantee: Under the terms of the Amended Turnkey Agreement, iASPEC agrees to pay Bo Hai Wen liquidated damages equaling the higher of (a) 8 times the annualized revenues of Bo Hai Wen for the last completed fiscal quarter, or (b) US$50 million, if iASPEC materially breaches the agreement and such breach remains uncured after 60 days of iASPEC’s receiving notice from Bo Hai Wen of such breach. Furthermore, the iASPEC shareholders signatory to the agreement agreed to irrevocably and unconditionally guarantee the payment and performance of iASPEC’s obligation to pay such liquidated damages.

•
Non-Competition Obligation: The shareholders of iASPEC also agreed that, during the term of the agreement and for a 12-month period thereafter, they will not compete with or solicit employees or customers of or from Bo Hai Wen, its direct and indirect parent companies, including the Company.

The Amended Turnkey Agreement expires on June 22, 2021 but is automatically renewed for successive 15-year terms. Bo Hai Wen may terminate at any time in its sole discretion. The Amended Turnkey Agreement is attached hereto as Exhibit 10.6.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On January 31, 2007, the Company entered into the Restructuring Agreement under which the parties agreed to simultaneously restructure the arrangements provided for by the Stock Purchase Agreement and the Software License Agreement by, among other things, terminating these agreements and restructuring the transactions contemplated by them. For more details regarding the termination of the Stock Purchase Agreement and the Software License Agreement, see Item 1.01 above.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

On January 31, 2007, the Company consummated a private placement pursuant to which the Company sold to two accredited investors 7,868,422 shares of the Company’s common stock, for a purchase price, in the aggregate, of $14,950,001.80 or $1.90 per share. One-half of the shares or 3,934,211 were issued at the First Closing and the Company expects to issue the remaining 3,934,211 shares on or before April 30, 2007. The combined shares represent 19.96% of the outstanding capital stock of the Company.

Roth Capital Partners, LLC acted as the Company’s placement agent (“Placement Agent”) in connection with the offering of the Shares. As compensation for its services, the Placement Agent received a cash fee equal to $1,046,500, representing 7% of the gross proceeds received from the sale of the Shares, of which a 20% cash fee will be payable by the Company directly to Oppenheimer & Co., Inc. (“Finder”) for its services as a finder in connection with the offering. The Placement Agent will also receive warrants to purchase 550,789 shares of common stock of the Company, representing 7% of the gross proceeds received from the sale of the Shares divided by the per share price of the Shares, 20% of which will also be payable by the Company directly to the Finder. The warrants will have a term of five years, will be exercisable immediately on issuance and will have an exercise price equaling up to 120% of the per share purchase price of the Shares. In addition, the Company will reimburse the Placement Agent for any reasonable out-of-pocket expenses incurred in connection with the offering, subject to a maximum of US$50,000 and for all roadshow related expenses incurred by the Placement Agent.

The foregoing securities were issued to these investors pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933 (the “Securities Act”) for the offer and sale of securities not involving a public offering and Regulation D promulgated thereunder. We relied upon Rule 506 of Regulation D under the Securities Act. These stockholders who received the securities in such instances made representations that (a) the stockholder is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (b) the stockholder agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (c) the stockholder has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (d) the stockholder had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (e) the stockholder has no need for the liquidity in its investment in us and could afford the complete loss of such investment. The Company’s Management made the determination that the investors are accredited investors as defined in Regulation D, based upon Management’s inquiry into their sophistication and net worth. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

4.1
Registration Rights Agreement, dated January 31, 2007, among Irish Mag, Inc., Mr. Jiang Huai Lin, the investors signatory thereto, Roth Capital Partners, LLC and Securities Transfer Corporation, as escrow agent.

10.1*
Securities Purchase Agreement, dated January 16, 2007, among Irish Mag, Inc. and the investors signatory thereto [incorporated by reference to Exhibit 10.1 of the current report on Form 8-K filed by the Company on January 17, 2007].

10.2	Amendment No. 1 to the Securities Purchase Agreement, dated January 31, 2007, among Irish Mag, Inc. and the investors signatory thereto.

10.3
Make Good Escrow Agreement, dated January 31, 2007, among Irish Mag, Inc., Mr. Jiang Huai Lin, the investors signatory thereto, Roth Capital Partners, LLC and Securities Transfer Corporation, as escrow agent.

10.4	Lockup Agreement, dated January 31, 2007, among Irish Mag, Inc. and the stockholders signatory thereto.

10.5
Rescission; Termination and Share Exchange Agreement, dated January 31, 2007, among Shenzhen iASPEC Software Engineering Company Limited, the shareholders of iASPEC who are signatories thereto, including Jiang Huai Lin, Bo Hai Wen Technology (Shenzhen) Company Limited, China Public Security Holdings Limited and Irish Mag, Inc.

10.6
Amended and Restated Business Turnkey Agreement, dated as of January 31, 2007, by and between Bo Hai Wen Technology (Shenzhen) Company Limited and Shenzhen iASPEC Software Engineering Company Limited and the shareholders of iASPEC party thereto.

99.1	Restructuring Flow Charts of Irish Mag, Inc.

* Incorporated by reference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRISH MAG, INC.

By:	/s/ Jiang Huai Lin
Jiang Huai Lin
Chairman and Chief Executive Officer

Dated: February 1, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1
Registration Rights Agreement, dated January 31, 2007, among Irish Mag, Inc., Mr. Jiang Huai Lin, the investors signatory thereto, Roth Capital Partners, LLC and Securities Transfer Corporation, as escrow agent.

10.1*
Securities Purchase Agreement, dated January 16, 2007, among Irish Mag, Inc. and the investors signatory thereto [incorporated by reference to Exhibit 10.1 of the current report on Form 8-K filed by the Company on January 17, 2007].

10.2	Amendment No. 1 to the Securities Purchase Agreement, dated January 31, 2007, among Irish Mag, Inc. and the investors signatory thereto.

10.3
Make Good Escrow Agreement, dated January 31, 2007, among Irish Mag, Inc., Mr. Jiang Huai Lin, the investors signatory thereto, Roth Capital Partners, LLC and Securities Transfer Corporation, as escrow agent.

10.4	Lockup Agreement, dated January 31, 2007, among Irish Mag, Inc. and the stockholders signatory thereto.

10.5
Rescission; Termination and Share Exchange Agreement, dated January 31, 2007, among Shenzhen iASPEC Software Engineering Company Limited, the shareholders of iASPEC who are signatories thereto, including Jiang Huai Lin, Bo Hai Wen Technology (Shenzhen) Company Limited, China Public Security Holdings Limited and Irish Mag, Inc.

10.6
Amended and Restated Business Turnkey Agreement, dated as of January 31, 2007, by and between Bo Hai Wen Technology (Shenzhen) Company Limited and Shenzhen iASPEC Software Engineering Company Limited and the shareholders of iASPEC party thereto.

99.1	Restructuring Flow Charts of Irish Mag, Inc.